UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2018 (November 30, 2018)

AERKOMM INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55925	46-3424568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

923 Incline Way #39, Incline Village, NV 89451
(Address of principal executive offices)

(877) 742-3094
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Product Purchase Agreement with Republic Engineers Pte. Ltd.

On November 30, 2018, Aircom Telecom LLC (“Aircom Telecom”), a Taiwanese limited liability company and a wholly owned subsidiary of Aircom Pacific, Inc. (“Aircom”), a California corporation and a wholly-owned subsidiary of Aerkomm Inc. (the “Company”) and Republic Engineers Pte. Ltd., a Singapore private limited company (“Republic Engineers”), entered into a Product Purchase Agreement (the “Purchase Agreement”), pursuant to which Republic Engineers has agreed to purchase from Aircom Telecom shipsets of the “AERKOMM®K++” system being developed by Aircom. Each shipset of the AERKOMM®K++ system, embodied and produced by Airbus SAS, will constitute a complete in-flight entertainment and connectivity, or IFEC, solution ready for installation on certain types of Airbus aircraft. Under the terms of the Purchase Agreement, Republic Engineers has committed to purchase a minimum of 10 shipsets of the AERKOMM®K++ system. Republic Engineers has the option to purchase up to 30 additional shipsets, subject to Aircom Telecom’s acceptance of the additional purchase orders. Aircom Telecom expects to commence delivering AERKOMM®K++ system to Republic Engineers in the third quarter of 2019.

The foregoing summary of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement in redacted form1, which is attached to this Current Report on Form 8-K as Exhibit 10.1, which exhibit is incorporated by reference into Item 1.01.

ITEM 8.01. Other Events

On December 11, 2018, the Company issued a press release announcing the Purchase Agreement with Republic Engineers. The press release incorrectly refers to Republic Engineers as Republic Engineers Maldives Pvt. Ltd. The press release is attached hereto as Exhibit 99.1 and is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, or the Exchange Act, except as expressly set forth by specific reference in any such filings.

1 Certain confidential information has been omitted from the RE Agreement and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

ITEM 9.01 Financial Statement and Exhibits

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
10.1	Product Purchase Agreement between Republic Engineers Pte. Ltd. and Aircom Telecom LLC dated November 30, 2018 (Confidential Treatment has been Requested)
99.1	Press Release of the Registrant dated December 11, 2018 relating to the Agreement between Aircom Telecom LLC and Republic Engineers Pte. Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2018	AERKOMM INC.

/s/ Jeffrey Wun
Name: Jeffrey Wun
Title: Chief Executive Officer

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